NET INCOME/LOSS PER SHARE	12 Months Ended
Dec. 31, 2017
NET INCOME/LOSS PER SHARE [Abstract]
NET INCOME/LOSS PER SHARE
20. NET INCOME/LOSS PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share for the periods indicated:

	Years ended December 31,
	2015	2016	2017
	RMB	RMB	RMB

Numerator:
Numerator for basic and diluted (loss) income from continuing operations per share	(277,048)	(35,700)	46,463
Numerator for basic and diluted income from discontinued operations per share	340,787	-	-
Denominator:
Denominator for basic (loss) income per share weighted average ordinary shares outstanding	36,848,816	38,469,234	38,826,800
Denominator for diluted (loss) income per share weighted average ordinary shares outstanding	36,848,816	38,469,234	39,303,760
Basic (loss) income per share - continuing operations	(7.52)	(0.93)	1.20
Diluted (loss) income per share- continuing operations	(7.52)	(0.93)	1.18
Basic and diluted income per share- discontinued operations	9.25	-	-

Basic net income (loss) per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net income (loss) per share is computed using the weighted average number of ordinary shares and ordinary equivalent shares outstanding during the period. Due to the loss from continued operations for the periods, approximately 1,248,873, and 672,138 share options and restricted shares were excluded from the calculation of diluted net income (loss) per share for the years ended December 31, 2015 and 2016, respectively, because the effect would be anti-dilutive. And 476,960 share options and restricted shares were included in the calculation of diluted income per share for year of 2017.